__________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

             DECEMBER 10, 2002                                   0-23199
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Date of Report (Date of earliest event reported)          Commission File Number


                             PHONE1GLOBALWIDE, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                                   65-0669842
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(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)



                        100 N. BISCAYNE BLVD., SUITE 2500
                              MIAMI, FLORIDA 33132
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               (Address of Principal Executive Offices) (Zip Code)
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                                 (305) 371-3300
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              (Registrant's telephone number, including area code)
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ITEM 5. Other Events and Regulation Fd Disclosure

                 PHONE1 ENTERS INTO AGREEMENT WITH SBC SERVICES

         On December 10, 2002, the Company's wholly-owned subsidiary, Phone1, Inc. (the "Phone1"), entered into Sent Paid Services Agreement From SBC Pay Phones (the "Agreement") with SBC Services, Inc., for itself and as agent for nine of its affiliates which provide regional public pay telephone services ("SBC"). Once fully implemented, the Agreement will permit Phone1 to offer its "call anywhere in the world for one dollar" services, as well as domestic long distance service, from SBC pay telephones located in the States of Arkansas California, Connecticut, Illinois, Indiana, Kansas, Michigan, Missouri, Nevada, Ohio, Oklahoma, Texas and Wisconsin. Specific telephone sites will be selected by SBC.

     Subject to SBC's acceptance of an upgrade solution being developed by Phone1, the Agreement targets 200,000 SBC phones to be enabled to offer Phone1 services. The upgrade is necessary to allow Phone1's services to be used on most existing SBC pay telephones. Phone1's services will also be offered, commencing in early 2003, on approximately 20,000 SBC pay phones that do not require upgrades. SBC pay phones that offer Phone1's services will, in most cases, be equipped with Phone1's branded yellow handsets and logo.

         Under the Agreement, SBC will collect and remit to Phone1 all coin revenues derived from Phone1's services, less SBC's commission, the amount of which depends upon the state of call origination and whether a call is international long distance or domestic long distance. Phone1 is responsible for the advertising and promotion of its services and for supplying the Phone1 branded yellow handsets and related advertising materials.

         The Agreement is for a term of three years, with up to three additional one year renewal terms, unless a party provides 30 days' termination notice to the other prior to the end of the initial or any renewal term. SBC has the right to terminate the Agreement in the event it does not accept Phone1's upgrade solution, but has agreed not to unreasonably withhold or delay its acceptance. The Agreement also provides for termination upon events of default usual and customary for an agreement of this type.

         Phone1 is working with independent third parties to develop a software upgrade solution that incorporates its proprietary coin detection technology and its patent-pending call rating/billing and anti-fraud capabilities. If successfully developed, the software technology will allow Phone1's services to be offered on most pay telephones, without the need to replace existing hardware. Phone1 has also established carrier relationships that enable it to route telephone service to most countries throughout the world.

ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(a) None

(b) None

(c) Exhibits

10.1 Sent Paid Services Agreement From SBC Pay Phones dated December 10, 2002, among Phone1, Inc. and SBC Services, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2002           PHONE1GLOBALWIDE, INC.



                                   By: /s/  Dario Echeverry
                                       ------------------------------------
                                   Dario Echeverry, Chief Executive Officer

                                  Exhibit Index

10.1 Sent Paid Services Agreement From SBC Pay Phones dated December 10, 2002, among Phone1, Inc. and SBC Services, Inc.